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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2017

NGFC EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Florida

000-55456

46-3914127

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        7135 Collins Ave No. 624

   33141

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  305-865-8193

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Current Report on Form 8-K, “Company,” “our company,” “NGFC,” “us,” and “our” refer to NGFC Equities, Inc., unless the context requires otherwise.

Item 5.01 Changes in Control of Registrant.

Pursuant a share exchange agreement executed on January 5, 2017 between the Company and Quest Energy Inc., ("Quest"), a private company incorporated in the State of Indiana with offices at 8856 South Street, Fishers IN 46038, and due to the recent fulfillment of various conditions precedent to closing of the transaction, the control of the Company has been transferred to the Quest shareholders holding 100% of the issued and outstanding common shares of Quest. Pursuant to the terms of the Agreement, on February 7, 2017, 4,817,792 of newly authorized Series A Preferred Stock, par value $0.0001 per share (the "Common Stock") was issued to Quest shareholders holding 100% of the issued and outstanding common shares of Quest. The Series A Preferred stock is convertible into common stock of the Company at the sole option of the holder of such Series A Preferred Stock at a rate of 100 shares of Common Stock per share of Series A Preferred, which represents a legal and equitable equity ownership in the Company immediately post-closing of 95% of the Common Stock outstanding. The Series A Preferred Stock has full voting rights in the Company on an “as-converted” basis with each share of Series A Preferred Stock having the right to vote 1,000 shares of common stock per share of Series A Preferred Stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Quest shareholders holding 100% of the issued and outstanding common shares of Quest taking control of NGFC on February 7, 2017, the following officers and directors of NGFC have resigned as of February 7, 2017.  There are no disagreements between us and our departing officers and directors regarding any matter.

James C. New

Chairman of the Board and Director

I. Andrew Weeraratne

Chief Executive Officer and Director

Eugene Nichols

President and Director

Bo Engberg

Director

On February 7, 2017 the following individuals were appointed as new officers:

Item 5.02(c) New Officers

Officers:

Mark C. Jensen (age 37)– Chief Executive Officer

Mark C. Jensen has been the Chief Executive Officer of Quest Energy, Inc. and its predecessor companies since 2006.  In this role, he is responsible for all facets of operational and strategic initiatives of the organizations.  Mark is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC.  Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Mark worked on Wall Street since 2002 with firms specialized in company turn-arounds.  Based upon Mr. Jensen’s experience we believe that he is well suited to lead the organization in both operations and financing.

Thomas M. Sauve (age 37)– President

Thomas M. Sauve has been the President of Quest Energy, Inc. and its predecessor companies since 2006.  In this role, he is responsible for all facets of operational and strategic initiatives of the organizations.  Tom is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC.  Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Tom worked on Wall Street since 2001 with firms specialized in company turn-arounds.  Based upon Mr. Sauve’s experience we believe that he is well suited to lead the organization in both operations and financing.

Kirk Taylor, CPA (age 37) – Chief Financial Officer

Kirk P. Taylor, CPA, has been the Chief Financial Officer of Quest Energy, Inc. since 2016.  In his role, he is responsible for all financial reporting tax compliance and treasury management.  Prior to joining Quest Energy, Inc., Kirk was an auditor with K.B Parrish & Co, LLP through beginning in 2013, Katz Sapper & Miller, LLP beginning in 2011 and CohenReznick beginning in 2002.  While with those firms he focused on audit, financial reporting and tax compliance with operating entities and investment partnership utilizing various types of tax efficient investments.  Based upon Mr. Taylor’s experience we believe that he is well suited to lead in the organization in financial operations, financing and internal controls.

On February 7, 2017 the following individuals were appointed as new directors:

Item 5.02(d) New Directors

Directors:

Mark C. Jensen – Chairman of Board & Director

Mark C. Jensen has been the Chief Executive Officer of Quest Energy, Inc. and its predecessor companies since 2006.  In this role, he is responsible for all facets of operational and strategic initiatives of the organizations.  Mark is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC.  Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Mark worked on Wall Street since 2002 with firms specialized in company turn-arounds.  Based upon Mr. Jensen’s experience we believe that he is well suited to lead the board of directors as Chairman.

Thomas M. Sauve – Director

Thomas M. Sauve has been the President of Quest Energy, Inc. and its predecessor companies since 2006.  In this role, he is responsible for all facets of operational and strategic initiatives of the organizations.  Tom is also the co-founder and co-managing partner in a micro-cap investment fund, T Squared Capital, LLC.  Prior to forming T Squared Capital, LLC and Quest Energy, Inc., Tom worked on Wall Street since 2001 with firms specialized in company turn-arounds.  Based upon Mr. Sauve’s experience we believe that he is well suited to serve the organization as a director.

Related Party Transactions

Quest Energy, Inc. is a party to a consulting contract with Quest MGMT LLC, an entity owned by members of Quest Energy, Inc.’s management.  Amounts earned during 2015 and 2016 under this contract amount to $17,840,615 of which all is outstanding as of December 31, 2016.

Quest Energy, Inc. loaned Quest MGMT LLC, an entity owned by members of Quest Energy, Inc.’s management, $4,120,000 to facilitate a New Markets Tax Credit financing of which is all outstanding as of December 31, 2016.

Quest Energy, Inc. sold non-essential assets largely consisting of land and mineral to Land Resources and Royalties LLC an entity wholly owned by Quest MGMT LLC an entity owned by members of Quest Energy, Inc.’s management.  Consideration for the sale was a note in the amount of $178,683 all of which is outstanding as of December 31, 2016.

Item 9.01 Financial Statements and Exhibits

(1.1)

Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the SEC on January 13, 2017

(1.2)

Stock Exchange Agreement with Quest Energy Inc. signed on January 5, 2017 filed with the SEC on January 13, 2017 as Exhibit 10.7.

(1.3)

Form 14C DEF filed with the SEC on January 17, 2017

(1.4)

 NGFC Equities, Inc. Amended and Restated Article of Incorporation as of January 19, 2017 filed with the SEC with Form 8-k filed on January 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2017	NGFC Equities, Inc.
(Date)

	By:	/s/ Mark C. Jensen
Name: Mark C. Jensen
Title: CEO/Chairman of the Board